Events After the Reporting Period (Details)	12 Months Ended
Dec. 31, 2019
Events After the Reporting Period (Textual)
Events after the reporting period, description	In January 2020 the general shareholders meeting approved the compensation for Christopher R. von Jako, Ph.D., following his appointment by the Company's Board of Directors effective January 2020 as the Company's president and chief executive officer. The shareholders as well as the compensation committee and the Board of Directors has approved compensation package which includes annual gross base salary, bonus and equity grant of 240,000 performance-based Restricted Stock Units ("RSU"). The RSU will be granted during a four years period, subject to the defined terms, conditions, and vesting schedules. In addition, the shareholders approved the grant of 55,000 options to directors.